UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024-3411
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective as of December 30, 2005, Frontier Oil Corporation (the “Company”) entered into Executive Change in Control Severance Agreements (the “New Agreements”) with certain of its officers listed in the second table below. In the case of eight of the officers, the New Agreements replace existing Executive Employment Agreements (the “Old Agreements”) described in Item 1.02 below.

Each of the New Agreements has a three-year term and automatically terminates six months to two years after the date of a change in control, although certain officers have the right to extend such term for a period of three years after a change in control. In the event of a change in control, the New Agreements require that the Company, or a successor, employ the person as an officer of the Company and provide compensation to the officer consisting of an annual base salary no less than the rate in effect immediately prior to the change in control plus customary increases, a minimum target bonus ranging from 35% to 100% of such officer’s base salary, the right to participate in the Company’s compensation plans on terms no less favorable than existed prior to the change in control and entitlement to the employee benefits offered by the Company at least equal to those provided immediately prior to the change in control.

A “change in control” is deemed to occur under the New Agreements (a) upon any person or group becoming the beneficial owner of 25% or more of the voting power of the Company’s then outstanding voting securities, (b) when there is a change in the composition of the board of directors of the Company that results in less than a majority of the incumbent directors remaining in office, (c) upon the disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, unless the persons who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction beneficially own more than 50% of the then outstanding voting securities or (d) the adoption of a plan of liquidation or dissolution.

An officer will be entitled to a severance payment in the event that his employment is terminated after a change in control, (a) by the Company for any reason other than for “cause” or “disability” (each as defined in the New Agreements), (b) by the officer because of non-reelection to, or removal from, his or her position, a significant change in the nature or scope of the duties and powers of the officer or a reduction in compensation or benefits, a good faith determination that a change in control has significantly changed his or her ability to carry out his or her duties and powers, an unremedied breach of his or her New Agreement by the Company or the failure of a successor to the Company to assume the duties and obligations under his or her New Agreement or (c) for those officers listed in Exhibits 10.1 through 10.3, by the officer during the 180-day period following a change in control for any reason other than death or disability that entitles him to long-term disability benefits under a Company plan. Upon such officer’s termination, he or she will be entitled to receive a severance amount equal to from one-and-one-half to three times the sum of such officer’s base salary, annual target bonus amount and 30% of his or her annual base salary. In addition, all of his or her equity-based compensation awards will vest in full.

The description of the New Agreements contained herein does not purport to be a complete statement of the parties’ rights and obligations thereunder. The statements herein are qualified in their entirety by reference to the New Agreements, which are attached hereto as Exhibits 10.1 through 10.14 and are incorporated herein by reference. The following table sets forth the material differences between each of the New Agreements.

Provision	Form 1	Form 2	Form 3	Form 4
Term after change in control	180 days	180 days	18-24 months	18-24 months
Officer has the ability to extend New Agreement if there is a change in control?	Yes	Yes	No	No
Severance amount	3x	3x	1.5-2x	1.5-2x
Minimum target bonus as a % of base salary	75-100%	60%	40-50%	35-40%

The following table sets forth each officer who entered into a New Agreement with the Company, the Form Number corresponding to the table above, and the exhibit number attached hereto which is the New Agreement entered into between the Company and such officer.

Officer	Title	Form Number	Exhibit Number
James R. Gibbs	Chairman, President and Chief Executive Officer	1	10.1
W. Reed Williams	Executive Vice President—Refining and Marketing Operations	1	10.2
Michael C. Jennings	Executive Vice President and Chief Financial Officer	2	10.3
Doug S. Aron	Vice President—Corporate Finance	4	10.4
J. Currie Bechtol	Vice President and General Counsel	3	10.5
Gerald B. Faudel	Vice President—Corporate Relations	3	10.6
Jon D. Galvin	Vice President	3	10.7
Nancy J. Zupan	Vice President—Controller	3	10.8
Penny S. Newmark (1)	Vice President—Human Resources	4	10.9
Lloyd J. Nordhausen (1)	Vice President—Refinery Manager	4	10.10
Kent A. Olsen (1)	Vice President—Marketing	3	10.11
Joel W. Purdy (1)	Vice President—Crude Supply	3	10.12
Billy N. Rigby (1)	Vice President—Operations & Planning	4	10.13
James M. Stump (1)	Vice President—Refinery Manager	4	10.14
(1) Denotes officer of a subsidiary entity

Item 1.02. Termination of a Material Definitive Agreement.

Pursuant to certain of the New Agreements, the Old Agreements, dated December 18, 2000, between the Company and Messrs. Gibbs, Williams, Bechtol, Faudel and Galvin, the Old Agreement, dated February 28, 2001, between the Company and Ms. Zupan, and those certain Old Agreements, dated May 28, 2002, between the Company and Messrs. Olsen and Purdy were terminated. These Old Agreements provided that in the event of a change of control of the Company, the executive would remain in his or her position as of the date of the Old Agreement with commensurate duties for a period of three (3) years from the change of control. Upon a change of control, each Old Agreement provided that the executive officer would receive at least the same level of base compensation and other benefits as were being received by such executive officer immediately prior to the change of control. In addition, the Old Agreements each provided for payment of annual performance bonuses determined by percentages of the base salary in effect during the three-year term. In the event of termination of the executive officer for any reason other than cause during the three-year term of employment, the Company was required to continue to pay the executive officer the stated compensation for the three-year period following termination, including the value of unexercised in-the-money stock options, as provided by the terms of the Old Agreements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and James R. Gibbs.
10.2	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and W. Reed Williams.
10.3	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Michael C. Jennings.
10.4	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Doug S. Aron.
10.5	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and J. Currie Bechtol.
10.6	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Gerald B. Faudel.
10.7	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Jon D. Galvin.
10.8	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Nancy J. Zupan.
10.9	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Penny S. Newmark.
10.10	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Lloyd J. Nordhausen.
10.11	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Kent A. Olsen.
10.12	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Joel W. Purdy.
10.13	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and Billy N. Rigby.
10.14	Executive Change in Control Severance Agreement, effective as of December 30, 2005, by and between Frontier Oil Corporation and James M. Stump.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2006

FRONTIER OIL CORPORATION

By:	/s/ Michael C. Jennings
Michael C. Jennings
Executive Vice President and Chief Financial Officer